                                                                    Exhibit 99.3

Ajuba Solutions, Inc.
Unaudited Balance Sheet -- As of September 30, 2000

                                                                                             September 30, 2000
                                                                                             ------------------
                                                                                                 (unaudited)
                                     Assets
                                     ------
Current Assets:
 Cash and cash equivalents                                                                    $       1,619,614
 Accounts receivable, net of allowance
  for doubtful accounts of $53,998                                                                      361,409
 Prepaid expenses and other current assets                                                               75,282
                                                                                              -----------------
     Total current assets                                                                             2,056,305
                                                                                              -----------------

Property and Equipment, at cost:
 Furniture and equipment                                                                                271,391
 Software and computers                                                                                 812,432
 Capital improvements                                                                                   214,300
                                                                                              -----------------
                                                                                                      1,298,123
 Less:  Accumulated depreciation and amortization                                                      (395,676)
                                                                                              -----------------
                                                                                                        902,447

Other Assets                                                                                            199,055
                                                                                              -----------------
     Total assets                                                                             $       3,157,807
                                                                                              =================

                      Liabilities and Shareholders' Deficit
                      -------------------------------------

Current Liabilities:
 Accounts payable                                                                             $         372,639
 Accrued liabilities                                                                                    497,587
 Deferred revenue                                                                                       394,993
 Long-term debt, current portion                                                                      1,701,821
                                                                                              -----------------
     Total current liabilities                                                                        2,967,040

Long-term debt, net of current portion                                                                1,149,284
                                                                                              -----------------
     Total liabilities                                                                                4,116,324
                                                                                              -----------------

Commitments (Note 5)

Shareholders' Deficit:
 Series A convertible preferred stock, no par value; aggregate liquidation preference of $1,060,000:
   Authorized--2,120,000 shares; Outstanding--2,120,000 shares                                        1,048,570
 Series B convertible preferred stock, no par value; aggregate liquidation preference of $3,510,620:
 Authorized--3,000,000 shares; Outstanding--2,854,163 shares                                          3,464,902
 Series C convertible preferred stock, no par value; aggregate liquidation                            5,832,856
 preference of $8,162,906
    Authorized--3,000,000 shares; Outstanding--2,039,458 shares
 Common stock, no par value:
  Authorized--15,120,000 share; Outstanding--5,607,934 shares                                           499,066
 Notes receivable from shareholders                                                                    (328,977)
 Accumulated deficit                                                                                (11,474,934)
                                                                                              -----------------
     Total shareholders' equity, (deficit)                                                             (958,518)
                                                                                              -----------------
     Total liabilities and shareholders' equity                                               $       3,157,807
                                                                                              =================

             The accompanying notes are an integral part of these
                        unaudited financial statements.

                             Ajuba Solutions, Inc.

                       Unaudited Statement of Operations

                                                                 Nine Months Ended September 30,
                                                          -----------------------------------------
                                                               1999                         2000
                                                          ------------                 ------------
                                                                         (unaudited)
Revenue                                                   $  1,816,128                 $  1,443,444
Cost of Revenue                                                565,598                      901,036
                                                          ------------                 ------------
     Gross profit                                            1,250,530                      542,408

Operating Expenses:
 General and administrative                                    672,657                    2,843,206
 Sales and marketing                                         1,629,859                    1,880,587
 Research and development                                    1,357,893                    2,798,556
                                                          ------------                 ------------
     Loss from operations                                   (2,409,879)                  (6,979,941)
                                                          ------------                 ------------

Other Income (Expense):
 Interest expense                                               (7,322)                    (260,766)
 Interest income                                                80,667                       59,062
 Other expense (state and other taxes)                          (1,901)                     (11,127)
                                                          ------------                 ------------
     Total other income, net                                    71,444                     (212,831)
                                                          ------------                 ------------
Net Loss                                                  $ (2,338,435)                $ (7,192,772)
                                                          ============                 ============

The accompanying notes are an integral part of these financial statements.

Ajuba Solutions, Inc.
Unaudited
Statement of Cash Flows
Nine Months Ended September 30, 2000

                                                                                      Nine Months Ended September 30
                                                                                  ----------------------------------------
                                                                                         1999                  2000
                                                                                  -----------------      -----------------
                                                                                                (Unaudited)
Cash Flows from Operating Activities:
 Net loss                                                                           $    (2,338,435)       $    (7,192,772)
 Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                                             81,087                237,745
   Provision for doubtful accounts                                                           (5,000)               (36,321)
   Changes in assets and liabilities:
     Accounts receivable                                                                   (253,869)               (12,079)
     Prepaid expenses and other current assets                                             (132,070)               (18,977)
     Accounts payable                                                                        35,929                226,216
     Accrued liabilities                                                                    268,229                   (170)
     Deferred revenue                                                                       (55,393)               112,012
                                                                                  -----------------      -----------------
      Net cash used in operating activities                                              (2,399,522)            (6,660,188)
                                                                                  -----------------      -----------------
Cash Flows from Investing Activities:
 Purchase of property and equipment                                                        (300,307)              (667,987)
                                                                                  -----------------      -----------------
Cash Flows from Financing Activities:
 Repayment of long-term debt                                                                (96,303)              (203,330)
 Proceeds from issuance of common stock                                                      13,941              5,864,460
                                                                                  -----------------      -----------------
      Net cash provided by financing activities                                             (82,362)             5,661,130
                                                                                  -----------------      -----------------
Net Decrease in Cash and Cash Equivalents                                                (2,782,191)            (1,667,046)

Cash and Cash Equivalents at Beginning of Year                                            4,070,095              3,286,661
                                                                                  -----------------      -----------------
Cash and Cash Equivalents at End of Year                                            $     1,287,904        $     1,619,614
                                                                                  =================      =================

The accompanying notes are an integral part of these unaudited financial
------------------------------------------------------------------------
statements.
-----------

Ajuba Solutions, Inc.

Notes to Unaudited Financial Statements
September 30, 2000



1.   Organization
     ------------

Ajuba Solutions Inc. as Scriptics Corporation (the "Company") was incorporated in the state of California on January 8, 1998 and is a leading supplier of solutions for automating, managing and customizing high-value business-to-business relationships over the Internet. Their flagship product, Scriptics Connect, leverages the Internet and XML to connect an organization's applications directly to trading communities and to the business systems of partners. The Company also offers a full range of professional services to create complete business-to-business integration solutions. Scriptics Corporation changed its name to Ajuba Solutions on June 13, 2000.

The Company is subject to the risks and challenges associated with companies in a comparable stage of development, including: dependence on key individuals, competition from substitute products and from larger companies, successful marketing of its products and acceptance of its technology, successful development of product enhancements on a continuing basis and the need for adequate financing to support future growth.

As of September 30, 2000 the Company has suffered recurring losses from operations, has an accumulated deficit of approximately $11.5 million, net shareholders' deficit of approximately $959,000, and negative working capital of approximately $911,000. Management's current projections indicate that there will not be sufficient cash flow from operations to satisfy cash requirements throughout 2000. This factor raises substantial doubt about the Company's ability to continue as a going concern. Management is in the process of attempting to raise additional funding. However, there can be no assurance that they will be successful with such efforts or that any financing will be sufficient to meet the Company's working capital requirements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.   Significant Accounting Policies
     -------------------------------

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents
     -------------------------

     For financial reporting purposes, the Company considers investments with original maturities of three months or less to be cash equivalents. Cash equivalents consist principally of money market accounts.

     Concentration of Credit Risk
     ----------------------------

     Financial instruments that potentially subject the Company to concentration of credit risk consist principally of accounts receivable. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Seven customers comprised approximately 62% of the accounts receivable balance at December 31, 1999.

--------------------------------------------------------------------------------
                                                                          Page 2

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets of three to five years or the life of the lease, whichever is shorter.

Stock-Based Compensation
------------------------

In accordance with the provisions of Statement of Financial Accounting Standards
(SFAS) No. 123, "Accounting for Stock-Based Compensation," the Company has elected to measure compensation cost for its plans using the intrinsic value method of accounting for stock issued to employees, in accordance with Accounting Principles Board Opinion 25. Pro forma disclosure of net loss is not reflected in the Notes to the Financial Statements as net income under the fair value based method of accounting for stock options was not materially different than stated net loss.

Comprehensive Income
--------------------

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 was adopted by the Company upon inception, January 8, 1998. This standard defines comprehensive income as the changes in equity of an enterprise except those resulting from shareholder transactions. Comprehensive loss for the nine months ended September 30, 2000, approximated net loss.

Revenue Recognition
-------------------

The Company generates the following types of revenue:

License revenue. License revenue is earned under software license agreements
---------------
to end-users. Revenues from licenses to end users are recognized upon shipment of the software, provided collectability of the resulting receivable is probable, the fee is fixed or determinable and contract execution, if applicable, has occurred. In an acceptance period is required, revenues are recognized upon the earlier of customer acceptance or the expiration of the acceptance period.

Service revenue. Services consist of support arrangements and consulting and
---------------
training services. Support agreements generally call for the Company to provide technical support services and provide the customer with rights to updates to software. Revenue on support agreements is recognized ratably over the term of the support agreement. The Company provides consulting and training services to its customers; revenue from such services is recognized as the services are performed.

Software Development Costs
--------------------------

Capitalization of software development costs begins upon the establishment of technological feasibility of the product, which the Company defines as the development of a working model and further defines as the development of a beta version of the software. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in technology. Such costs are reported at the lower of unamortized cost or net realizable value. To date, internal software development costs that were eligible for capitalization have not been significant and the Company has charged all software development costs to research and development as incurred.

3    RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments - Deferral of the Effective Date of SFAS Statement No. 133" and in June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments - an amendment of SFAS 133, Accounting for Derivative Instruments and Hedging Activities," As a result of SFAS No. 137, SFAS No. 133 and SFAS No. 138 will be effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. The company does not expect that the adoption of this standard will have a material impact on its financial position and results of operations.

     In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of APB Opinion No. 25." FIN 44 clarifies the application of Opinion 25 for (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The Company adopted FIN 44 effective July 1, 2000. The adoption of the provisions of FIN 44 did not have a material effect on the financial position or results of operations of the Company.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements," which provides guidance on the recognition, presentation and disclosure of revenue in financial filings with the SEC. SAB 101 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosures related to revenue recognition policies. The Company is required to adopt SAB 101 in the fourth quarter of fiscal 2001. We are in the process of evaluating the Securities and Exchange Commission's interpretation of SAB 101 but believe that the implementation of SAB 101 will not have a material effect on the financial position or results of operations of the Company.

4    ACQUISITION BY INTERWOVEN, INC.

     In October 2000, Interwoven acquired all of Ajuba's outstanding shares of Common Stock and Preferred Stock, at which time Ajuba became a wholly-owned subsidiary of Interwoven.